Subthalamic GAD gene transfer improves
brain metabolism associated with clinical
recovery in Parkinson’s Disease

Matthew J. During MD PhD1,4, David Eidelberg MD2 , Andrew
Feigin MD2, Helen Fitzimons PhD3, Patricia Lawlor PhD4,
Deborah Young, PhD4, Kristin Strybing NP 1, Marie Cox RN2,
Chengke Tang MS2 , Ross Bland PhD3, Michael G. Kaplitt MD
PhD1

1Dept. of Neurological Surgery, Weill Medical College of
Cornell University;2Dept. of Neurology, North Shore University
Hospital; 3Neurologix, Inc.; 4Dept. of Molecular Medicine, Univ.
of Auckland

Drs. Kaplitt and During are consultants to and co-founders of
Neurologix, Inc. which funded this study

STN AAV-GAD Gene Therapy for PD

PD is characterized by increased STN glutamatergic
outflow due to dysregulated GABAergic inputs

GAD is rate-limiting enzyme for GABA synthesis

Transfer of GAD gene to STN is aimed to restore
GABAergic transmission both locally within STN and
distally in STN target structures (e.g. GPi/SNr)

STN surgery (Deep Brain Stimulation, DBS) is the most
popular & effective therapy for advanced PD in human
patients

Human STN anatomy well-characterized and target is
well-known to neurosurgeons

AAV-GAD Gene Therapy for PD

AAV yields long-term gene transfer, minimal toxicity and
improves a rodent PD model (Kaplitt et. al., Nat. Gen. 8, 148, 1994)

AAV-GAD infusion into STN protects nigral dopaminergic
cells, improves motor function, increases evoked GABA
release and alters STN physiology in 6-OHDA rats (Luo et. al.,
Science 298, 425, 2002; Lee et. al. Gene Ther. 12 , 1215, 2005)

AAV-GAD infusion into primate STN improves cortical
metabolism on FDG-PET which correlates with motor
function (Emborg et. al, J. Cereb. Blood Flow Metab., epub, Jul 12, 2006)

Intraoperative GABA infusion into STN in human PD
transiently reduces neuronal firing and improves symptoms
(Levy et. al. Brain 124, 2105, 2001)

Phase I AAV-GAD Gene Therapy Protocol
for Parkinson’s Disease

Reviewed by NIH RAC, approved by US FDA,
Cornell and North Shore IRBs and IBCs

Inclusion:  PD for at least 5 years, UPDRS of 30 or
more, H&Y 3 or more, previously responsive to L-
Dopa but reduced efficacy or tolerance over time

Unilateral injection of 35 l vector + 15 l 20%
mannitol delivered at 0.5 µl/min

4 patients enrolled at each of 3 doses:  1x10 11/ml,
3x 1011 /ml, 1x1012 /ml

Targeting with 3T-MRI, Leksell Frame and
microelectrode recording (MER) confirmation

Results: Demographics/Safety

All 12 subjects have been treated

11 men, 1 woman

Age 58.2±5.7

Single MER tract in all patients prior to infusion

All 12 subjects have completed 12 months.

No withdrawals or dropouts.

No study-related significant adverse events

No induction of anti-AAV or anti-GAD immunity (2
patients had significant pre-existing anti-AAV2
neutralizing antibodies which were unchanged at 6 and
12 months post-surgery)

Unrelated

Mild

1

1

Thumb fracture

Unrelated

Mild

1

1

Depression

Unrelated

Mild

1

1

UTI

Unrelated

Mild

3

2

Urinary freq.

Unrelated

Mild

1

1

Glucose

Unrelated

Mild

1

1

WBC

Unrelated

Mild

1

1

Headache

Unrelated

Mild

1

1

Toothache

Unrelated

Mild

2

2

Edema

Unrelated

Mild

1

1

Insomnia

Unrelated

Mod/Severe (SAE)

2

2

*Pneumonia

Unrelated

Mild

1

1

Rotator cuff inj.

Unrelated

Mild

5

4

Falls

Unrelated

Moderate

1

1

Painful dyskinesias

Unrelated

Mild

1

1

Rash

Unrelated

Severe (SAE)

1

1

*Sinemet non-
compliant

Unrelated

Mild

1

1

Bursitis

Unrelated

Mild

1

1

Fatigue

N/A

Mild

1

1

Incisional pain

Unrelated

Mild

1

1

Bronchitis

Relationship to Rx

Severity

# of Events

# of Subjects

Adverse Event

Baseline

Total UPDRS

6 Months

Contralateral (red) and
Ipsilateral (black) UPDRS

Baseline

6 Months

* P < 0.05; ** P = 0.01

Changes in UPDRS Motor Ratings

*

**

Baseline

Total UPDRS

6

1

3

Months

Contralateral (red) and
Ipsilateral (black) UPDRS

*

Baseline

6

1

3

Months

* P < 0.05; ** P < 0.01

Changes in UPDRS Motor Ratings:
Effect of Time

**

*

**

Baseline

OFF

6

*

1

3

Months

ON

Baseline

6

1

3

Months

Changes in Activities of Daily Living

* P < 0.05

GPi (-18 0 6)

Declines in Pallidal and Thalamic Metabolism on Operated Side

VL Thalamus (-6 -8 8)

**  P < 0.005
*** P < 0.001

Changes in UPDRS Correlate with Changes in
Metabolism in the Premotor Cortex on Operated Side

P = 0.01

OP

Effect of Dose on 6 Month Change in Motor
UPDRS

Low

Medium

High

Changes in PMC Metabolism by Dose and
Clinical Response

Low

Medium

High

>40%
improved

<30%
improved

OP PMC Metabolism

**

*

Dose

UPDRS Motor Ratings

Baseline

Total UPDRS

Contralateral (red) and
Ipsilateral (black) UPDRS

6

*

***

1

3

Months

***

*

Months

* p < 0.05; **   p < 0.01; *** p < 0.005

12

Baseline

6

1

3

12

**

***

Parkinson’s Disease Related Pattern (PDRP)

z = - 30

z = - 2

3.5

5.0

6.5

3.0

4.0

5.0

Premotor Cortex

z = 54

Post Parietal

Pons

Cerebellum

Put/GP

Thalamus

PC1 (20.7% VAF) from analysis of 20 PD and 20 Controls. Voxel weight

reliability assessed by bootstrap estimation for | ICV| > 4.0 (p < 0.0001)

Changes in corrected PDRP

Baseline

Corrected PDRP

(OP - UNOP)

6

Months

Months

*** p < 0.005

12

Baseline

6

12

***

***

Black Circle: Low dose

Blue Triangle: Medium dose

Red Square: High dose

By dose

Conclusions

STN AAV-GAD appears to be safe and well tolerated in
advanced PD.

Efficacy measures are encouraging, suggestive of a treatment related effect, however interpretation must be qualified in light of:

Small, open-label phase I trial.

Imaging results resemble those from subthalamotomy and
STN DBS.

Different directions of metabolic changes between operated and control side make placebo effect less likely.

Insertional/lesion effect vs. effect of AAV-GAD.

Small (165 micron) catheter relative to DBS electrode, single pass and effect of time make lesion effect less likely.

Future studies

Open-label bilateral STN AAV-GAD

Dose escalation

Multicenter trial of STN AAV-GAD.